Investor Presentation February 2018

Forward-Looking Statements This presentation has been prepared by Xenia Hotels & Resorts, Inc. (the “Company” or “Xenia”) solely for informational purposes. This presentation contains, and our responses to various questions from investors may include, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies and financial performance, the amount and timing of future cash distributions, our lodging portfolio, and our prospects and future events. Such statements involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative,” “forecasts,” “guidance,” “project” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Company’smost recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the U.S. Securities and Exchange Commission (“SEC”). These factors are not necessarily all of the important factors that could cause our actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and we do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. On February 3, 2015, Xenia was spun off from InvenTrust Properties Corp. (“InvenTrust”). Prior to the separation, the Company effectuated certain reorganization transactions which were designed to consolidate the ownership of its hotels into its operating partnership, consolidate its TRS lessees in its TRS, facilitate its separation from InvenTrust, and enable the Company to qualify as a REIT for federal income tax purposes. Unless otherwise indicated or the context otherwise requires, all financial and operating data herein reflect the operations of the Company after giving effect to the reorganization transactions, the disposition of other hotels previously owned by the Company, and the spin-off. Xenia Hotels & Resorts® and related trademarks, trade names and service marks of Xenia appearing in this presentation are the property of Xenia. Unless otherwise noted, all other trademarks, trade names or service marks appearing in this presentation are the property of their respective owners, including but not limited to Marriott International, Inc., Kimpton, Hyatt Hotels Corporation, Aston, Fairmont, Hilton Worldwide Holdings Inc., and Loews, or their respective parents, subsidiaries or affiliates. None of the owners of these trademarks, their respective parents, subsidiaries or affiliates or any of their respective officers, directors, members, managers, shareholders, owners, agents or employees, has any responsibility for the creation or contents of this presentation. This document is not an offer to buy or the solicitation of an offer to sell any securities of the Company. Unless as specifically noted otherwise, all information is as of February 27, 2018. 1

Company Overview

(Excludes Aston Waikiki Beach Hotel)

- Primarily Located in Top 25 U.S. Lodging Markets and Key Leisure Destinations
- Focused on Premium Full Service and Lifestyle Hotels
- ~95% Luxury and Upper Upscale Hotels
- Primarily Branded Hotels

38	10,852	17	25
HOTELS	ROOMS	STATES & DC	MARKETS



Hyatt Regency Grand Cypress



RiverPlace Hotel



Westin Houston Galleria


Hilton
Hilton Garden Inn
Fairmont
LOEWS
HOTELS • RESORTS
Independent
2%
3%
3%
5%
KIMPTON
hotels & restaurants
10%
HYATT
Andaz
Hyatt Centric
Hyatt Regency
The Unbound Collection by Hyatt
23%
54%
Marriott
Autograph Collection
Marriott
Renaissance
Residence Inn
The Ritz-Carlton
Westin



The Ritz-Carlton, Pentagon City



Andaz Savannah



Hilton Garden Inn Washington DC

Note: Pro Forma Portfolio as defined on page 22.

2

Diversified Geographic Exposure

(Excludes Aston Waikiki Beach Hotel)

Exposure to 25 unique lodging markets including the high-growth Sunbelt region and several gateway markets. No single market contributes more than 10% of 2017 Hotel EBITDA[1]



Napa, CA: 5%
Santa Clara, CA: 6%
San Francisco, CA: 7%
Phoenix, AZ: 8%
Dallas, TX: 7%
Houston, TX: 10%
Orlando, FL: 10%
Atlanta, GA: 4%
Washington, D.C.: 7%
Boston, MA: 6%
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC

Note: Orange indicates top 10 market as a percentage of 2017 Pro Forma Portfolio Hotel EBITDA.

1. Percentage of 2017 Pro Forma Portfolio Hotel EBITDA, as defined on page 22.

3

Strong Financial Profile 1. Share price as of 2/23/2018. 2. As defined in Section 1.01 of the Company’s senior unsecured revolving credit facility; as of 12/31/2017 pro forma for subsequent events including the sale of Aston Waikiki Beach Hotel. 3. As of 12/31/2017 pro forma for subsequent events, including sale of Aston Waikiki Beach Hotel. Assumes all potential extension options are exercised for maturity profile. 4. Pro Forma Portfolio, as defined on page 22. Enterprise Value1 $3.4 billion Net Debt / EBITDA2 3.7x Dividend Yield1 5.5% Balance Sheet Overview3 Debt Maturity Profile3 Fixed/Hedged Floating LOC Capacity 4 $425M Term Loans $912M Property Level Debt $500M LOC Availability Unencumbered Portfolio4: 21 Hotels ~50% of EBITDA and Rooms $95 $175 $266 $60 $363 $82 $132 $165 $500 $0 $100 $200 $300 $400 $500 $600 2018 2019 2020 2021 2022 2023 Thereafter

Strategic Capital Allocation 5 1. Results prior to Company’s spin from its former parent company and subsequent listing on the NYSE. 2. As defined in Section 1.01 of the Company’s senior unsecured revolving credit facility; as of year end pro forma for subsequent events. 3. Pro forma for subsequent events including sale of Aston Waikiki Beach Hotel. 4. Total shareholder return per S&P Global Market Intelligence including stock price appreciation and reinvestment of dividends. Peer set includes: CHSP, DRH, HST, HT, INN, LHO, PEB, RLJ, SHO. 20141 2015 2016 2017 3-year CAGR RevPAR $135.76 $144.92 $152.46 $159.90 +5.6% Hotel EBITDA / Key $22,614 $25,031 $26,585 $28,449 +7.0% Net Debt / EBITDA2 N/A 3.5x 3.3x 4.2x / 3.7x3 Total Shareholder Return XHR Rank vs. Peers4 4 of 10 2 of 10 2 of 10 Upper Upscale 70% Upscale 12% Luxury 17% Upper Upscale 66% Upscale 22% Luxury 10% Upper Midscale 2%

2017 In Review Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch – Scottsdale, AZ

2017 Highlights 7 $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 $24.00 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Q1 Earnings Release Announced sale of Courtyard Birmingham Downtown for $30M Announced $115M mortgage on Marriott San Francisco Airport May 30 Acquired Hyatt Regency Grand Cypress in Orlando, FL for $205.5M June 5 Announced agreement to sell 5 select service hotel portfolio for total consideration of $163M Q2 Earnings Release Announced sale of Marriott West Des Moines for $19M October 4 Acquired Hyatt Regency Scottsdale and Royal Palms Resort for combined purchase price of $305M Acquired The Ritz-Carlton Pentagon City for $105M Announced new 7-year unsecured term loan and new $100M mortgage on Renaissance Atlanta Waverly June 30 Completed sale of 5 select service hotel portfolio Q3 Earnings Release 16.1% 2017 TSR1 1. Total shareholder return per S&P Global Market Intelligence including stock price appreciation and reinvestment of dividends.

2017 Operating Results 1. As defined on page 22. Same-Property Portfolio1 Pro Forma Portfolio1 Occupancy Change 100 bps 130 bps ADR Change 0.1% 0.2% RevPAR Change 1.4% 1.9% Hotel EBITDA Margin Growth 52 bps 69 bps Company Results Adjusted EBITDA ($ millions) $270.3 Adjusted FFO per diluted share $2.06 Marriott Griffin Gate Resort & Spa Hotel Monaco Salt Lake City 8

Continued Focus on Cost Controls and Margin Retention • Despite moderate growth in RevPAR of 1.4%1 in 2017 and disruption from natural disasters and renovations, Xenia was able to grow Hotel EBITDA margin 52 basis points1 • These results were achieved as a result of strong F&B margins and effective cost control measures implemented across the portfolio • Total expense growth of 0.7%1 year over year, despite larger increases in real estate taxes and management fees, exemplifies Xenia’s continued focus on efficiencies in departmental operations and expense controls via Xenia’s differentiated Asset Management platform. 2017 Hotel EBITDA Margin Change Grand Bohemian Hotel Charleston 652 bps Hyatt Regency Grand Cypress 406 bps The Ritz-Carlton Pentagon City 362 bps Grand Bohemian Hotel Orlando 313 bps Marriott Napa Valley Hotel & Spa 283 bps Loews New Orleans Hotel 261 bps Grand Bohemian Hotel Mountain Brook 260 bps Renaissance Atlanta Waverly Hotel 250 bps Lorien Hotel & Spa 248 bps Hotel Monaco Salt Lake City 227 bps Grand Bohemian Hotel Charleston Hyatt Regency Grand Cypress Marriott Napa Valley Hotel & Spa Hotel Monaco Salt Lake City 1. Same-Property Portfolio as defined on page 22. 9

Asset Management Platform Drives Performance 10 33.5% 35.0% 36.9% 38.5% 30% 31% 32% 33% 34% 35% 36% 37% 38% 39% $0 $100 $200 $300 $400 $500 $600 $700 Year Prior to Acquisition Acquisition Year Acquisition Year +1 Acquisition Year +2 M illion s Properties Acquired Between 2010-20151 Room Revenue Other Revenues GOP Margin Note: For only those hotels operated by Marriott, our historical annual operating results represented here from 2011 to 2013 include a 52-53 week fiscal calendar used by Marriott at that time. Otherwise presented for the calendar year. USALI 11 adjustments for 2014 when available and as reported by hotel operator. 1. Excludes hotels subsequently sold, Aston Waikiki Beach Hotel which is under contract to be sold, and Andaz Napa due to earthquake disruption in the first year after acquisition.

2017 Property Optimization Process Initiatives 11 Note: Dollar amounts represent recommendations that may be realized over time. Total Hotel • Scheduling to demand and appropriate productivity levels in multiple departments. • Re-organization of departments to create more effective operating environments and appropriate spans of control for supervisors. $2.4M Food & Beverage • Optimizing operating hours. • Menu pricing enhancements. • Service charge increases in banquets and room service. Property Operations • Energy usage reduction and LED lighting implementation. • Improved sustainability efforts such as guest opt-out options on linens and towel change. $122K Other • Enhanced guest retail efforts through product mix. • Evaluate/implement ancillary charges to optimize pricing for items that provide a guest value. $153K Rooms • Implementation or increase of ancillary fees such as rollaway beds and early departures. • Ensure that green programs are being optimized to improve sustainability efforts and reduce linen utilization. $1.5M $601K

2017 Transaction Activity

XENIA HOTELS & RESORTS

	Acquisitions	Dispositions
Purchase Price ($M)	$615.5	$212.0
Hotels Rooms	4 1,792	7 1,153
RevPAR[1]	~$167	~$116
Hotel EBITDA[1] Multiple	11.4x	10.5x
Hotel EBITDA[1] / Key	$30,184	$17,057
Chain Scale	Upper Upscale (2) & Luxury (2)	Upscale (5), Upper Upscale (1) & Upper Midscale (1)

RevPAR[2]



$152.46
+5%
$159.90
YE 2016
YE 2017

EBITDA / Key[2]



$26,585
+6%
$28,236
YE 2016
YE 2017

Impact of 2017 Transactions

Improved Portfolio Quality

- Same-Property Portfolio RevPAR increased by $7.44, or 5%, compared to the 2016 Year-End portfolio
- Same-Property Hotel EBITDA / Key increased by approximately 6% versus the 2016 Year-End portfolio
- Luxury and upper upscale asset mix increased from ~80% to ~90% of overall portfolio

Diversified Geographic and Brand Mix

- Reduced single-market concentration to no greater than 10%
- Improved near-term supply growth outlook for portfolio market tracts by 50 bps in 2018
- Added two new brands: The Ritz-Carlton and The Unbound Collection by Hyatt
- Deepened relationships with industry-leading brand families

Enhanced Growth Opportunities

- Margin growth potential and business mix of acquired assets supports long-term growth
- Asset specific opportunities to drive further growth

1. For acquisitions, calculated using 2017 Hotel EBITDA. For dispositions, TTM at time of disposition excluding required capital investment.
2. 2016 Year-End Portfolio as defined in fourth quarter and full year earnings released dated 2/28/2017 2017 compared to Same-Property Portfolio as defined on page 22.

12

2017 Capital Markets Activity Grand Bohemian Hotel Charleston Hotel Palomar Philadelphia Andaz San Diego 13 5.2 million shares purchased since inception Wtd average share price of $14.99 approximately 25% below current share price1 Share Repurchases 1. Share price as of 2/23/2018 $215 million of new property-level secured debt at weighted average 4.18% interest rate $125 million new 7-year term loan at current interest rate of 3.62% Repricing of October 2022 term loan to reduce interest rate spread by 30 to 35 basis points New Loans and Refinancings Swapped LIBOR for fixed on ~$265 million of variable rate debt Current fixed/floating ratio: 72% / 28% Swap Transactions ✓ Maintained strong, conservative balance sheet ✓ Lengthened duration of maturity profile ✓ Reduced interest rate risk✓ Improved quality of unencumbered asset pool ✓ Increased unsecured debt mix ✓ Addressed near-term debt maturities

2018 Outlook Royal Palms Resort & Spa – Phoenix, AZ

What You Can Continue to Expect from Us Opportunistic investing Transaction-oriented mindset with focus on quality Aggressive asset management initiatives Healthy balance sheet throughout the cycle Leveraging relationships with brands and managers 15

Active 2018 Off to a Great Start 16 Line of Credit Upsize and Extension • In January 2018, upsized existing revolving credit facility to $500M • Extended maturity by three years to February 2022, with an additional two six-month extension options • Reduced pricing grid to 150 to 225 basis points based on Company leverage Property-Level Mortgage Updates • New $65M mortgage loan secured by The Ritz-Carlton, Pentagon City • 7-year loan maturing in January 2025 • LIBOR + 210 basis points • Paid off $18M mortgage loan secured by Hotel Monaco Chicago January Accomplishments • All seven guestroom renovation projects continue on-track and on budget • Completed POP property visit at one hotel. On-track to complete 10 properties in 2018 Aston Waikiki Beach Hotel disposition • Under contract to be sold in first quarter 2018 for $200M • Represents a 12.6x 2017 EBITDA multiple • Will eliminate upscale hotel with short-term ground lease hotel and near-term capital needs from the portfolio • Pro forma corporate leverage will be reduced to 3.7x To date in 2018, Xenia has further executed on its strategy, improving the overall strength of the Company The Ritz-Carlton, Pentagon City Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch

2018 Market Outlook

Top Markets By EBITDA[1]

XENIA HOTELS & RESORTS

Market	% of Hotel EBITDA[1]	Additional Commentary
Orlando, FL	10%	Strong demand outlook and low supply growth Tough year-over-year comparison in Q4 due to post-hurricane demand
Houston, TX	10%	Tough year-over-year comparison with Super Bowl and post-Hurricane Harvey demand. Renovation disruption at all three properties
Phoenix, AZ	8%	Strong demand outlook and low supply growth Increased exposure due to 2017 Hyatt acquisitions
San Francisco, CA	7%	Moscone renovation to continue through first half 2018 Low supply growth in Airport submarket
Washington, D.C.	7%	Challenging year over year comp in Q1 with Inauguration Post-renovation ramp at both Xenia properties
Dallas, TX	7%	Stronger citywide convention demand New supply in the downtown market
Boston, MA	6%	Softer citywide convention demand Strong group pace at Hotel Commonwealth
Santa Clara, CA	6%	New supply in submarket
Napa, CA	5%	Competitive supply growth Market recovery following California Wildfires
Atlanta, GA	4%	Muted demand outlook New direct competitive supply additions

1. Percentage of 2017 Pro Forma Portfolio Hotel EBITDA as defined on page 22.

17

2018 Guidance Additional Details: Note: As of 2/27/2018, not being updated or reconfirmed Low High RevPAR Change (includes 38 hotels) 0.0% 2.0% Adjusted EBITDA $281 $295 Adjusted FFO $222 $236 Adjusted FFO per Diluted Share $2.08 $2.21 Capital Expenditures $115 $135 • Based on the current economic environment, incorporates all expected renovation disruption, reflects ownership of Aston Waikiki Beach Hotel through the first quarter 2018, and assumes no additional acquisitions, dispositions, equity offerings, or share repurchases. • RevPAR Change includes 38 hotels, reflecting all hotels owned as of February 27, 2018 except Aston Waikiki Beach Hotel. • Disruption due to renovations is expected to negatively impact Same-Property RevPAR Change by approximately 75 basis points. • In 2017, the seven hotels that were sold during the year contributed approximately $9 million to Adjusted EBITDA. Additionally, the Aston Waikiki Beach Hotel contributed approximately $12 million to Adjusted EBITDA, net of general excise tax, in 2017. • General and administrative expense of $21 million to $23 million, excluding non-cash share-based compensation. • Interest expense of $50 million to $52 million, excluding non-cash loan related costs. • Income tax expense of $7 million to $9 million. 18

Year Over Year Comparison Factors 19 ➢ Transactions • Acquisitions • Projected to contribute additional $40 million to midpoint of 2018 Adjusted EBITDA guidance range • Dispositions • 2017 dispositions contributed $9 million to 2017 Adjusted EBITDA • Aston Waikiki Beach Hotel contributed $12 million to 2017 Adjusted EBITDA and anticipated to contribute approximately $2 - $3 million in 2018 ➢ Renovation disruption • Project to spend $115 million to $135 million on capex projects in 2018 • ~75 bps anticipated impact to 2018 RevPAR ➢ One-time events in 2017 • Super Bowl in Houston (Q1) • Inauguration and Women’s March in Washington, DC (Q1) • Natural disasters: • Hurricane Harvey (Q3) • Hurricane Irma (Q3) • California Wildfires (Q4)

2018 Renovation Projects 20 Hotel Project Start Date Westin Oaks Guestrooms Q4 2017 Hilton Garden Inn Washington DC Guestrooms Q4 2017 Residence Inn Denver Guestrooms Q4 2017 Marriott San Francisco Airport Great room, lobby Q4 2017 RiverPlace Hotel Restaurant Q4 2017 Marriott Chicago Medical District Guestrooms Q4 2017 Hotel Monaco Chicago Restaurant Q4 2017 Lorien Hotel & Spa Guestrooms Q4 2017 Andaz Savannah Guestrooms Q4 2017 Marriott Dallas City Center Guestrooms Q2 2018 Marriott Woodlands Meeting space Q2 2018 Hyatt Regency Grand Cypress Guestrooms New ballroom construction Q2 2018 Q4 2018 Hyatt Regency Santa Clara Lobby, food and beverage Q2 2018 Westin Galleria Meeting space Q2 2018 2018 Capital Expenditures are anticipated to be between $115 million and $135 million

21 APPENDIX

Definitions Same-Property Portfolio: Includes all hotels owned as of December 31, 2017. "Same-Property" includes periods prior to the Company’s ownership of Hyatt Regency Grand Cypress, Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch, Royal Palms Resort & Spa, and The Ritz-Carlton, Pentagon City, and excludes the NOI guaranty payment at the Andaz San Diego. "Same-Property" also includes renovation disruption for multiple capital projects during the periods presented and hurricane disruption at multiple properties. The pre-acquisition operating results were obtained from the seller and/or the manager of the hotels during the acquisition due diligence process. We have made no adjustments to the historical operating amounts provided to us by the seller and/or the manager, other than to reflect the removal of historical intercompany lease revenue/expense or any other items, such as amounts related to guaranty/key money payments, that are not applicable to us under our ownership. The pre-acquisition operating results are not audited or reviewed by our independent auditors. Pre-acquisition operating results for periods prior to the Company's ownership have not been included in the Company's actual consolidated financial statements and are included only in "Same-Property" for comparison purposes. Pro-Forma Portfolio: Calculated in the same manner as "Same-Property," but excludes the Aston Waikiki Beach Hotel. Pro forma room count also reflects the conversion of 72 guestrooms into 36 newly created suites at Hyatt Regency Grand Cypress in Orlando, FL 22

Reconciliation of Net Income to EBITDA, Adjusted EBITDA, Same-Property Hotel EBITDA, and Pro Forma Portfolio Hotel EBITDA 23 Year Ended December 31, 2017 2016 Net income 100,816$ 86,730$ Adjustments: Interest expense 46,294 48,113 Income tax expense 7,833 5,077 Depreciation and amortization related to investment properties 152,544 152,274 Non-controlling interests in consolidated real estate entities 99 268 Adjustments related to non-controlling interests in consolidated real estate entities (1,323) (1,259) EBITDA attributable to common stock and unit holders 306,263$ 291,203$ Reconciliation to Adjusted EBITDA and Same-Property Hotel EBITDA Impairment and other losses(1) 2,254 10,035 Gain on sale of investment property (50,747) (30,195) Loss on extinguishment of debt 274 5,155 Acquisition transaction costs 1,578 154 Amortization of share-based compensation expense 9,930 8,968 Amortization of above and below market ground leases and straight-line rent expense 734 944 Management transition and severance expenses - 1,991 Other non-recurring expenses(2) - (938) Adjusted EBITDA attributable to common stock and unit holders 270,286$ 287,317$ Corporate-level costs and expenses 26,676 21,926 Income from sold properties(3) (8,583) (36,982) Pro forma hotel level adjustments, net(3) 37,947 45,264 Other reimbursements (677) (2,134) Same-Property Hotel EBITDA attributable to common stock and unit holders(3) 325,649$ 315,391$ Aston Waikiki Beach Hotel (15,894) (18,002) Pro Forma Portfolio Hotel EBITDA attributable to common stock and unit holders(4) 309,755$ 297,389$ Note: Footnotes on next page.

Reconciliation of Net Income to EBITDA, Adjusted EBITDA, Same-Property Hotel EBITDA, and Pro Forma Portfolio Hotel EBITDA Footnotes 24 (1) During the third quarter of 2017, Hurricanes Harvey and Irma impacted several of the Company's hotels. The Company recorded a loss of $950 thousand, which represents damage sustained during the storms, net of estimated insurance recoveries, and expensed $1.3 million of hurricane-related repairs and cleanup costs. These amounts are included in impairment and other losses on the consolidated statement of operations for the year ended December 31, 2017. (1) Oher non-recurring expenses for the three months and year ended December 31, 2016 represents adjustments related to hotels sold prior to our spin-off. (2) Same-Property Hotel EBITDA is adjusted to include the results of the Hotel Commonwealth, Hyatt Regency Grand Cypress, Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch, Royal Palms Resort & Spa, and The Ritz-Carlton, Pentagon City for periods prior to Company ownership, and exclude the NOI guaranty payment at the Andaz San Diego. See the reconciliation of Total Revenues and Total Expenses on a consolidated GAAP basis to Total Same-Property Revenues and Total Same-Property Expenses and the calculation of Same-Property Hotel EBITDA and Hotel EBITDA Margin for the year ended December 31, 2017 on page 18 of fourth quarter and full year earnings release dated February 27, 2018. (3) Pro Forma Hotel EBITDA is calculated in the same manner as Same-Property, but excludes the Aston Waikiki Beach Hotel.

Non-GAAP Financial Measures We consider the following non-GAAP financial measures useful to investors as key supplemental measures of our operating performance: Gross Operating Profit (GOP), GOP margin, EBITDA, Adjusted EBITDA, FFO and Adjusted FFO. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss, operating profit, cash from operations, or any other operating performance measure as prescribed per GAAP. Please refer to the Company's filings with the SEC and its earnings releases, which are available in the investor relations section of the Company’s website at www.xeniareit.com, for disclosure of the Company's net income, for reconciliations of GOP and GOP Margin, EBITDA and EBITDA Margin, FFO and Adjusted FFO, Adjusted FFO per diluted share, to net income and for additional detail on the Company's use of non- GAAP measures. Gross Operating Profit (GOP) and GOP Margin We calculate hotel GOP in accordance with the Uniform System Accounts for the Lodging Industry (USALI) Eleventh Revised Edition, which defines GOP as net income or loss (calculated in accordance with GAAP) after adding back base and incentive management fees, non-operating income and expenses, replacement reserve and excluding franchise fees. We believe GOP provides another financial measure in evaluating and facilitating comparison of operating performance between periods of our underlying hotel property entities. EBITDA and Adjusted EBITDA EBITDA is a commonly used measure of performance in many industries and is defined as net income or loss (calculated in accordance with GAAP) excluding interest expense, provision for income taxes (including income taxes applicable to sale of assets) and depreciation and amortization. The Company considers EBITDA useful to an investor regarding results of operations, in evaluating and facilitating comparisons of operating performance between periods and between REITs by removing the impact of capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from operating results, even though EBITDA does not represent an amount that accrues directly to common stockholders. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions and along with FFO and Adjusted FFO, it is used by management in the annual budget process for compensation programs. The Company further adjusts EBITDA for certain additional items such as hotel property acquisitions and pursuit costs, amortization of share-based compensation, equity investment adjustments, the cumulative effect of changes in accounting principles, impairment of real estate assets, operating results from properties sold and other costs it believes do not represent recurring operations and are not indicative of the performance of its underlying hotel property entities. The Company believes Adjusted EBITDA provides investors with another financial measure in evaluating and facilitating comparison of operating performance between periods and between REITs that report similar measures. Hotel EBITDA and Hotel EBITDA Margin The Company calculates Hotel EBITDA in accordance with USALI, which defines hotel EBITDA as net income or loss (calculated in accordance with GAAP) after adding back replacement reserves. Hotel EBITDA Margin is calculated by dividing Hotel EBITDA by Total Operating Revenues. Hotel EBITDA and Hotel EBITDA Margin The Company calculates Hotel EBITDA in accordance with the current edition of USALI, which is defined as net income or loss (calculated in accordance with GAAP) after adding back replacement reserves. Hotel EBITDA Margin is calculated by dividing Hotel EBITDA by Total Operating Revenues. FFO and Adjusted FFO We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income or loss (calculated in accordance with GAAP), excluding real estate-related depreciation, amortization and impairments, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, similar adjustments for unconsolidated partnerships and joint ventures, and items classified by GAAP as extraordinary. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. We believe that the presentation of FFO provides useful supplemental information to investors regarding our operating performance by excluding the effect of real estate depreciation and amortization, gains (losses) from sales for real estate, impairments of real estate assets, extraordinary items and the portion of these items related to unconsolidated entities, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance. We believe that the presentation of FFO can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common stockholders. Our calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing us to non-REITs. We further adjust FFO for certain additional items that are not in NAREIT’s definition of FFO such as hotel property acquisition and pursuit costs, amortization of debt origination costs and share-based compensation, operating results from properties that are sold and other expenses we believe do not represent recurring operations. We believe that Adjusted FFO provides investors with useful supplemental information that may facilitate comparisons of ongoing operating performance between periods and between REITs that make similar adjustments to FFO and is beneficial to investors’ complete understanding of our operating performance. FFO, Adjusted FFO, EBITDA and Adjusted EBITDA do not represent cash generated from operating activities under GAAP and should not be considered as alternatives to net income or loss, operating profit, cash flows from operations or any other operating performance measure prescribed by GAAP. Although we present and use FFO, Adjusted FFO, EBITDA and Adjusted EBITDA because we believe they are useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs that report similar measures, the use of these non-GAAP measures has certain limitations as analytical tools. These non-GAAP financial measures are not measures of liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to fund capital expenditures, contractual commitments, working capital, service debt or make cash distributions. These measures do not reflect cash expenditures for long-term assets and other items that we have incurred and will incur. These non-GAAP financial measures may include funds that may not be available formanagement’s discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, and other commitments and uncertainties. These non-GAAP financial measures as presented may not be comparable to non-GAAP financial measures as calculated by other real estate companies. Therefore, these measures should not be considered in isolation or as an alternative to GAAP measures. For a reconciliation of net income (loss) to EBITDA and Adjusted EBITDA for historical periods presented and our calculation of Hotel EBITDA, please refer to our website www.xeniareit.com Adjusted FFO per diluted share The Company calculates Adjusted FFO per diluted share by dividing the Adjusted FFO for the respective period by the diluted weighted average number of common stock shares for the corresponding period. The Company’s diluted weighted average number of common shares outstanding is calculated by taking the weighted average of the common stock outstanding for the respective period plus the effect of any dilutive securities. Any anti- dilutive securities are excluded from the diluted earnings per-share calculation. 25